SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549



	FORM 8-K/A



	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	the Securities Exchange Act of 1934



Date of Report   May 1, 2002


	Landmark Bancorp, Inc.
	(Exact name of Registrant as specified in its charter)


	Delaware
	(State or other jurisdiction of incorporation)


            0-20878					43-1930755
(Commission File Number)		           (I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas  66502
         (Address of principal executive offices)  (Zip Code)



(785) 	565-2000
	(Registrant's telephone number, including area code)


Item 5.  Other Information

On May 1, 2002, the Company issued a
corrected press release, correcting a typographical error in the release issued by the Company on April 30, 2002. In the corrected release dated
May 1, 2002, the Company reports that the earnings per share for the quarter ended
March 31, 2001, was $0.47 and not $0.50, as
reported in the release dated April 30, 2002.
The corrected release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

	(a)	Financial Statements of Business
Acquired.

		None.

	(b)	Pro Forma Financial Information.

		None.

	(c)	Exhibits.

	99.1	News Release dated
May 1, 2002.

SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		LANDMARK BANCORP, INC.

Dated:  May 1, 2002
By: /s/Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer
    and Chief Financial Officer








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